UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported): October 7, 2011

THE GOLDFIELD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-7525	88-0031580
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1684 West Hibiscus Blvd. Melbourne, FL	32901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (321) 724-1700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Amendment to the Lease Agreement dated June 7, 2004

On October 7, 2011, The Goldfield Corporation (the “Company” or the “Tenant”) entered into the Amendment to the Lease Agreement (the “First Amendment”) effective November 1, 2011, with Hibiscus Office Park, LLC (the “Landlord”) to amend the Lease Agreement dated as of June 7, 2004, by and between the Landlord and the Tenant relating to the Company’s headquarters (the “Lease Agreement”).

The First Amendment modifies the lease term to six (6) years, commencing November 1, 2011 and ending October 31, 2017. Also under the terms of the First Amendment, the annual minimum base rent (the “Annual Base Rent”) for the leased premises was reduced to $89,135.50. Such Annual Base Rent does not include the six percent (6%) Florida sales tax and shall be adjusted as follows: (i) during the six (6) year option term, the Annual Base Rent will be adjusted annually on each anniversary date of the term to increase the same by three percent (3%) from the prior year’s Annual Base Rent. In addition, the First Amendment includes modifications to certain terms included in the Lease Agreement concerning the responsibility of the maintenance and repairs of the premises and also includes amendments to the special provisions section of the Lease Agreement as follows: should the Company elect to terminate this option term prior to October 31, 2017, the Company shall pay the Landlord six (6) months’ rent as a termination penalty. All the other terms and conditions of the original Lease Agreement dated June 7, 2004, remain unchanged and are described in the Company’s previously filed Quarterly Report on Form 10-Q for the period ended June 30, 2004.

The foregoing description of the First Amendment does not purport to summarize all of the provisions of this document and is qualified in its entirety by reference to the Amendment to the Lease Agreement dated June 7, 2004, signed October 7, 2011 and effective November 1, 2011 filed as Exhibit 10-1 to this Current Report on Form 8-K.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As described above in Item 1.01 under the heading “Amendment to the Lease Agreement dated June 7, 2004,” the Company and the Landlord have entered into the First Amendment. The Amendment to the Lease Agreement dated June 7, 2004 is filed as Exhibit 10-1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit	Description of Exhibit

10-1	Amendment to The Lease Agreement, dated June 7, 2004, signed on October 7, 2011 and effective November 1, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: October 13, 2011

THE GOLDFIELD CORPORATION

By:	/ s / STEPHEN R. WHERRY
Stephen R. Wherry
Senior Vice President, Chief Financial Officer, Treasurer and Assistant Secretary (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit	Description of Exhibit

10-1	Amendment to The Lease Agreement, dated June 7, 2004, signed on October 7, 2011 and effective November 1, 2011.